UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

GEOSPACE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-13601

Texas	76-0447780
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7007 Pinemont Drive, Houston, TX 77040

(Address of principal executive offices, including zip code)

(713) 986-4444

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 7, 2018, Rev. Fr. Emmanuel Lemelson (“Lemelson”), Chief Investment Officer of Lemelson Capital Management, LLC, attended our Annual Meeting of Stockholders (the “Meeting”). At the Meeting and subsequent to the conclusion of voting for the re-election of our three directors (“Proposal 1”) and ratification of our auditors (“Proposal 2”), Lemelson requested a ballot from the third party transfer agent and attempted to vote against the non-binding advisory vote on executive compensation (“Proposal 3”) as well as to vote in favor of Proposal 1 and Proposal 2. However, the transfer agent and judge of election determined that Lemelson is not the record owner of the shares he attempted to vote. The transfer agent also determined that Lemelson did not present proxy and voting forms signed by the record owner that would be necessary for a beneficial holder to vote directly at the Meeting as described in our proxy. As a result, the transfer agent determined that she was unable to count Lemelson’s votes and reported to us only the valid votes received, which we reflected in our Form 8-K filing on February 8, 2018. If Lemelson’s votes had been valid, the shares stated as voted “For” Proposal 1 and Proposal 2 and “Against” Proposal 3 would have reflected an additional 1,200,000 shares and each proposal would still have been approved by a wide margin.

Our Form 8-K correctly reflected the following:

The Annual Meeting of Stockholders (“Annual Meeting”) of Geospace Technologies Corporation (the “Company”) was held on February 7, 2018 in Houston, Texas. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as follows:

Proposal 1:

Ms. Tina M. Langtry, Mr. Michael J. Sheen and Mr. Charles H. Still were elected as directors to serve for a three-year term expiring in 2021. The voting details are as follows:

	For	Against	Abstain	Non Vote
Tina M. Langtry	9,640,515	248,429	6,445	2,556,465
Michael J. Sheen	9,228,486	663,398	3,505	2,556,465
Charles H. Still	9,232,359	659,525	3,505	2,556,465

Proposal 2:

Proposal 2 was a proposal to ratify the appointment by the audit committee of the board of directors of BDO USA, LLP, independent public accountants, as auditors for the year ending September 30, 2018. This proposal was approved and the voting details are as follows:

For	Against	Abstain
11,933,470	512,390	5,994

Proposal 3:

Proposal 3 was a proposal to hold an advisory vote on executive compensation, as described in the proxy materials. This proposal was approved and the voting details are as follows:

For	Against	Abstain	Non Vote
9,275,601	616,509	3,279	2,556,465

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION

Date: February 12, 2018

	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Vice President and Chief Financial Officer